UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                January 27, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                   0-13801                  95-2888568
       (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)          Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On January 27, 2005, the Company's Board of Directors approved a two for one split of its issued and outstanding Common Stock for shareholders of record as of March 4, 2005. A copy of the press release announcing the stock split is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            99.0              Press Release dated February 2, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005                       QUALITY SYSTEMS, INC.


                                             By:/s/ Paul Holt
                                                --------------------------------
                                                   Paul Holt
                                                   Chief Financial Officer


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